August 24, 2006

RE: BlackRock World Investment Trust (NYSE:BWC)

Dear Stockholder:

The BlackRock Closed-End Trusts held a Joint Special Meeting of Stockholders on August 23, 2006. At that meeting, 54 of the 56 Trusts had enough shares voting to hold the meeting and pass all proposals. However, your Trust is among one of the two Trusts which still requires additional stockholder participation in order to pass the proposals on the agenda. In order to provide stockholders with additional time to vote their proxy the Special Meeting of Stockholders has been adjourned until September 8, 2006.

As one of the largest un-voted stockholders, it is very important that your vote be received before the adjourned September 8th meeting. We ask you to please take a moment now and cast your shares.

43% OF THE OUTSTANDING SHARES OF YOUR TRUST WERE
REPRESENTED AT THE MEETING. PLEASE HELP US TO
REACH THE REQUIRED 50% QUORUM BY VOTING TODAY.

For your convenience, another copy of your proxy card(s) has been enclosed with this letter. Should you have any questions regarding the proposal, please call the toll-free proxy information number 1-800-314-9816. The following voting options have been set up so that you may easily cast your vote:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card(s).

2.	Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card(s) and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the prepaid overnight return envelope provided.

If convenient for you, please utilize one of the first two options above so that your vote will be received prior to September 8th.

Please do not hesitate to call toll-free 1-800-314-9816 if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for this follow up mailing and thank you for your participation.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION!

NOBO

August 24, 2006

RE: BlackRock World Investment Trust (NYSE:BWC)

Dear Stockholder:

The BlackRock Closed-End Trusts held a Joint Special Meeting of Stockholders on August 23, 2006. At that meeting, 54 of the 56 Trusts had enough shares voting to hold the meeting and pass all proposals. However, your Trust is among one of the two Trusts which still requires additional stockholder participation in order to pass the proposals on the agenda. In order to provide stockholders with additional time to vote their proxy the Special Meeting of Stockholders has been adjourned until September 8, 2006.

As one of the largest un-voted stockholders, it is very important that your vote be received before the adjourned September 8th meeting. We ask you to please take a moment now and cast your shares.

43% OF THE OUTSTANDING SHARES OF YOUR TRUST WERE
REPRESENTED AT THE MEETING. PLEASE HELP US TO
REACH THE REQUIRED 50% QUORUM BY VOTING TODAY.

For your convenience, another copy of your proxy card(s) has been enclosed with this letter. Should you have any questions regarding the proposal, please call the toll-free proxy information number 1-800-314-9816 ext. 2612. The following voting options have been set up so that you may easily cast your vote:

1.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy card(s).

2.	Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card(s) and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the prepaid overnight return envelope provided.

If convenient for you, please utilize one of the first two options above so that your vote will be received prior to September 8th.

Please do not hesitate to call toll-free 1-800-314-9816 ext. 2612 if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for this follow up mailing and thank you for your participation.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION!

OBO